EXHIBIT 10.26

Occidental Energy Marketing, Inc. A subsidiary of Occidental Petroleum Corporation	5 Greenway Plaza, Suite 110, Houston, Texas 77046-0521 P. O. Box 27570, Houston, Texas 77227-7570 Phone 713.215.7000

CRUDE OIL CONTRACT

VIA FAX:

TO:	Pioneer Natural Resources USA, Inc.
Attn: Contract Management Services
Fax: (972) 969-3574
Trader: Deb Stewart

FROM:	Occidental Energy Marketing, Inc.
5 Greenway Plaza, Suite 110
Houston, TX 77046-0521
Trader: Mark Hafner

Contract date: December 13, 2010

This contract is entered into by and between Occidental Energy Marketing, Inc. (“OEMI”) and Pioneer Natural Resources USA, Inc. (“Counterparty”) on the Transaction Date specified below covering the crude oil transaction described below (the “Transaction”).

The terms of the particular Transaction to which this Contract relates are as follows:

OEMI Contract #	1101-PNR-176641-P
Counterparty Contract #
Commodity:	Crude Oil
Transaction Date:	December 13, 2010

PART A:	OEMI Receives From Counterparty
Buyer:	OEMI
Seller:	Pioneer Natural Resources USA, Inc.
Delivery Period:	Jan 1, 2011 through June 30, 2011 and continuing month to month subject to thirty (30) day advance written notice of cancellation.
Quantity (BBLS/Day):	Equal to production from lease(s) on Exhibit “A”. Approximately 5067 bpd.
Price (US$/BBL) (A):	NYMEX CMA + NYMEX Roll Component (A) + Argus Mid/Cush Differential + 7% of the Argus Sour Differential (being a positive number) less the lease delta on Exhibit “A”.
Crude Type:	West Texas Intermediate
Delivery Point/Carrier	At the lease into OEMI’s designated transporters trucks.
(A) Pricing Terms Defined in Exhibit B.

Exchange and Buy/Sell Contracts: If this Agreement is an exchange or buy/sell contract, OEMI’s delivery of crude oil under Part B above is done only in consideration of and is contingent on OEMI’s receipt of crude oil as set forth in Part A above.

Payment: Payment shall be made by wire transfer of immediately available funds to the account set forth on Seller’s invoice. If a Master Netting Agreement is in effect between OEMI and Counterparty (a “Netting Agreement”) and such agreement covers the transactions entered into under this Agreement, payment shall be subject to the terms of the Netting Agreement. If no Netting Agreement is in effect between the parties or if the Netting Agreement is terminated in accordance with its terms, then payment shall be made in accordance with the Conoco General Provisions, Domestic Crude Oil Agreements, effective January 1, 1993.

12/13/2010

Recording of Conversations: Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential crude oil transaction between the parties; (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel; and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any proceedings between the parties with respect to this Agreement.

Amendments: No amendments or modification to this Agreement shall be effective unless in writing and mutually agreed to by both parties hereto.

Limitation of Liability: NEITHER PARTY SHALL BE LIABLE IN AN ACTION INITIATED BY ONE AGAINST THE OTHER FOR EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES RESULTING FROM OR ARISING OUT OF THIS CONTRACT OR THE PERFORMANCE OR NON-PERFORMANCE OF THIS CONTRACT, INCLUDING, WITHOUT LIMITATION, LOSS OF VALUE, LOSS OF OPPORTUNITY, LOSS OF FINANCIAL ADVANTAGE, LOSS OF PROFIT OR BUSINESS INTERRUPTIONS, HOWEVER SAME MAY BE CAUSED. THIS PROVISION HAS BEEN EXPRESSLY NEGOTIATED IN EVERY DETAIL, IS INTENDED TO BE GIVEN FULL AND LITERAL EFFECT, AND SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, OBLIGATIONS, CLAIMS JUDGMENTS, LOSSES, COSTS, EXPENSES OR DAMAGES IN QUESTION ARISE OR AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABLILITY, OR OTHER FAULT OF ANY PARTY. THE PARTIES HERETO ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND CONSTITUTES CONSPICUOUS NOTICE.

General Terms and Conditions: Conoco General Provisions, Domestic Crude Oil Agreements, effective January 1, 1993, are incorporated herein by reference and made a part hereof. To the extent of any conflict between the provisions herein and the General Provisions, the provisions herein shall govern. All invoices and notices given pursuant to this agreement shall be in writing, telex or taxed and shall be deemed delivered when received by the other party at the address specified below.

Notices: Notices and all other correspondence to the parties shall be mailed or faxed as follows:

Occidental Energy Marketing, Inc. P. O. Box 27570 Houston, Texas 77227-7570 Phone: (713) 366-5890 Fax: (713) 985-1440	Pioneer Natural Resources USA, Inc. 5205 N. O’Connor Blvd, Suite 1400 Irving, TX 75039-3746 Phone: (972) 969-3855 Fax: (972) 969-3574

Invoices shall be mailed or faxed to the parties as follows:

Occidental Energy Marketing, Inc. P. O. Box 27570 Houston, Texas 77227-7570 Phone: (713) 366-5082 Fax: (713) 985-1377	Pioneer Natural Resources USA, Inc. 5205 N. O’Connor Blvd, Suite 1400 Irving, TX 75039-3746 Phone: (972) 969-3855 Fax: (972) 969-3574

Entire Agreement: This fax evidences our understanding of the entire agreement between OEMI and Counterparty and shall constitute the formal contract. Please acknowledge your acceptance of and agreement to the terms stated herein by signing below as indicated, indicate your contract number in the appropriate blank above and return this agreement by fax to Crystal Landon (fax: 713-985-1440). Unless we receive notice of your objections within five (5) business days, we will consider this agreement as final and binding on both parties.

12/13/2010

The parties agree that faxed documents shall be deemed admissible as primary evidence in a court of law as original or as counterparts of the original documents, each of which shall be retained by each party and available for inspection by the other party.

Regards,

Occidental Energy Marketing, Inc.		Pioneer Natural Resources USA, Inc.

By:		By:

Name:	Steve Wyman	Name:

Title:	VP Domestic Crude Trading	Title:

Date:		Date:

12/13/2010

EXHIBIT “A”

OEMI’s CONTRACT: 1101-PNR-176641-P
Counter Party Name: Pioneer Natural Resources USA, Inc.
Counter Party Contract Number:
Allegro Contract Number: 176641

INTERFACE	PRODUCT	OPERATOR	LEASE NAME	LEASE EFFECTIVE DATE	CONTROLLED %	COUNTY	STATE	TRANSPORTER	DELTA	DELTA EFFECTIVE DATE	CONTRACT	PRICE INDEX

742093480000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 27	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093410000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 27A	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093420000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 28.28C CONSOL	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093430000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 28A/SLAUGHTER 19D.29A	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093440000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 30	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093470000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 30B	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093450000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 31	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093460000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ABRAXAS 32A CONSOL	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093990000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALDWELL K 2	1/1/2011	100.00000000	REAGAN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
74209400000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALDWELL K 45	1/1/2011	100.00000000	REAGAN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094010000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALDWELL L & M	1/1/2011	100.00000000	REAGAN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093490000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 11	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093500000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 17AWHEELER 17	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093510000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 19	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093520000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 27	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093530000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 3	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093540000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ALLAR 37	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093550000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ARICK 34	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093560000PNTS	WTI	Pioneer Natural Resources USA. Inc.	CHIEFTAN/RAMSEY WL	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093570000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ELLIS 8	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094030000PNTS	WTI	Pioneer Natural Resources USA. Inc.	H F NEAL	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094060000PNTS	WTI	Pioneer Natural Resources USA. Inc.	HACIENDA	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093580000PNTS	WTI	Pioneer Natural Resources USA. Inc.	HARRISON	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093590000PNTS	WTI	Pioneer Natural Resources USA. Inc.	HERNANDEZ 20	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094040000PNTS	WTI	Pioneer Natural Resources USA. Inc.	JACK GARNER	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094050000PNTS	WTI	Pioneer Natural Resources USA. Inc.	LANE 11	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
74209360000PNTS	WTI	Pioneer Natural Resources USA. Inc.	LOUDER 18/SLATTON	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093610000PNTS	WTI	Pioneer Natural Resources USA. Inc.	LOUDER 33	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093620000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MARTIN CONSOL	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093640000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MCADAMS 10	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093630000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MCCLANE	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093650000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MCMORRIES 1	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093660000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MCMORRIES 10	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093670000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MCMORRIES 33	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093680000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MEEK A	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093690000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MEEK D	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093700000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MEEK E CONSOL	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	S1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093710000PNTS	WTI	Pioneer Natural Resources USA. Inc.	MEEK F	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093720000PNTS	WTI	Pioneer Natural Resources USA. Inc.	OA DICKENSON/CASAGA	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093730000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON E	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093740000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON G	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093750000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON HU	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093760000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON K	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093770000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON L	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093780000PNTS	WTI	Pioneer Natural Resources USA. Inc.	ORSON M	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094070000PNTS	WTI	Pioneer Natural Resources USA. Inc.	OWENS /VINA VANCE	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094120000PNTS	WTI	Pioneer Natural Resources USA. Inc.	OWENS L	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094130000PNTS	WTI	Pioneer Natural Resources USA. Inc.	PEMBROOK 26	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093790000PNTS	WTI	Pioneer Natural Resources USA. Inc.	PINKERTON	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094140000PNTS	WTI	Pioneer Natural Resources USA. Inc.	RATLIFF 6	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093800000PNTS	WTI	Pioneer Natural Resources USA. Inc.	RICHARDS 25	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093810000PNTS	WTI	Pioneer Natural Resources USA. Inc.	RICHARDS 44	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094060000PNTS	WTI	Pioneer Natural Resources USA. Inc.	RUBY	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093820000PNTS	WTI	Pioneer Natural Resources USA. Inc.	SCOTT 28	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093880000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 6-16, 6-17	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093890000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 6-25 & 6-25A	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093900000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 6-39 & 6-45	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093860000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 6-43 & 7-1	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093970000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-11, 7-18	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093920000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-15	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093930000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-22	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093940000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-23, 7-33	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093950000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-29	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093960000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-39	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093980000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-41 & 7-43	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093910000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNIVERSITY 7-6 & 7-8	1/1/2011	100.00000000	ANDREW	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094090000PNTS	WTI	Pioneer Natural Resources USA. Inc.	UNRUH	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093830000PNTS	WTI	Pioneer Natural Resources USA. Inc.	VOGLER 13	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093840000PNTS	WTI	Pioneer Natural Resources USA. Inc.	VOGLER 14	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742093850000PNTS	WTI	Pioneer Natural Resources USA. Inc.	VOGLER 6	1/1/2011	100.00000000	MARTIN	TX	OET Trucks	$1.15	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094020000PNTS	WTI	Pioneer Natural Resources USA. Inc.	WHEELER STORAGE	1/1/2011	100.00000000	REAGAN	TX	OET Trucks	$1.29	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094100000PNTS	WTI	Pioneer Natural Resources USA. Inc.	WOOLEY 7	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1 19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff
742094110000PNTS	WTI	Pioneer Natural Resources USA. Inc.	WOOLRIDGE 11	1/1/2011	100.00000000	UPTON	TX	OET Trucks	$1.19	1/1/2011	176641	XPA - Midland Sweet + 7%AWTSdiff

EXHIBIT “B”

NYMEX CMA + NYMEX Roll Component (A) + Argus Mid/Cush Differential + 7% of the Argus Sour Differential

“NYMEX CMA” means the arithmetic average of the daily settlement prices for the “Light Sweet Crude Oil” prompt month contract reported by NYMEX for the period beginning with the first day of the delivery month through the last day of the delivery month, including weekends and NYMEX holidays and NYMEX non-trading days with the previous day’s settlement price applying to weekends and NYMEX holidays and NYMEX non-trading days.

“NYMEX Roll Component (A)” means the sum of (1) DM Average minus 2M Average, multiplied by a “Decimal Factor” determined by dividing the number of calendar days in the delivery month that the 2M Contract trades on the NYMEX by the number of calendar days in the delivery month, plus (2) DM Average minus 3M Average, multiplied by a factor determined by subtracting the Decimal Factor from one. If the 2M Contract expires on a day immediately preceding a NYMEX non-trading day, the days following such expiration and prior to the next NYMEX trading day shall be deemed as 2M Contract trading days for the purposes of calculating the Decimal Factor.

          “2M Average” means the arithmetic average of the daily settlement prices, for trading days only, for the “Light Sweet Crude Oil” contract for the month following the delivery month (the “2M Contract”) reported by the NYMEX during Roll Trading Days.

          “3M Average” means the arithmetic average of the daily settlement prices, for trading days only, for the “Light Sweet Crude Oil” contract for the second month following the delivery month (the “3M Contract”) reported by the NYMEX during the Roll Trading Days.

          “DM Average” means the arithmetic average of the daily settlement prices, for trading days only, for the “Light Sweet Crude Oil” delivery month contract reported by the NYMEX during Roll Trading Days.

“Roll Trading Days” for a given delivery month means the trading days beginning on the first day that the NYMEX contract for the delivery month becomes the prompt contract and ending on the last day of trading for such contract.

“Argus Mid/Cush Diff” means the average of daily quotations of the “Wtd Avg” differential assessment for WTI-Midland as reported in the Argus Report for Grade Trading Days.

“Argus Sour Diff” means the average of daily quotations of the “Wtd Avg” differential assessment for prompt month WTS as reported in the Argus Report for Grade Trading Days.

“NYMEX” means the New York Mercantile Exchange.

“Argus” means Argus Media Ltd.

“Argus Report” means the daily Argus Americas Crude report published by Argus.

“Grade Trading Days” means for a given delivery month the trading days beginning on the 26th of the second month preceding the delivery month and ending on the 25th of the month immediately preceding the delivery month.

12/13/2010

GENERAL PROVISIONS
DOMESTIC CRUDE OIL AGREEMENTS

A. Measurement and Tests:  All measurements hereunder shall be made from static tank gauges on 100 percent tank table basis or by positive displacement meters. All measurements and tests shall be made in accordance with the latest ASTM or ASME-API (Petroleum PD Meter Code) published methods then in effect, whichever apply. Volume and gravity shall be adjusted to 60 degrees Fahrenheit by the use of Table 6A and 5A of the Petroleum Measurement Tables ASTM Designation D1250 in their latest revision.  The crude oil delivered hereunder shall be marketable and acceptable in the applicable common or segregated stream of the carriers involved but not to exceed 1% S&W. Full deduction for all free water and S&W content shall be made according to the API/ASTM Standard Method then in effect. Either party shall have the right to have a representative witness all gauges, tests and measurements. In the absence of the other party’s representative, such gauges, tests and measurements shall be deemed to be correct.

B. Warranty: The Seller warrants good title to all crude oil delivered hereunder and warrants that such crude oil shall be free from all royalties, liens, encumbrances and all applicable foreign, federal, state and local taxes.

          Seller further warrants that the crude oil delivered shall not be contaminated by chemicals foreign to virgin crude oil including, but not limited to chlorinated and/or oxygenated hydrocarbons and lead. Buyer shall have the right, without prejudice to any other remedy available to Buyer, to reject and return to Seller any quantities of crude oil which are found to be so contaminated, even after delivery to Buyer.

C. Rules and Regulations: The terms, provisions and activities undertaken pursuant to this Agreement shall be subject to all applicable laws, orders and regulations of all governmental authorities. If at any time a provision hereof violates any such applicable laws, orders or regulations, such provision shall be voided and the remainder of the Agreement shall continue in full force and effect unless terminated by either party upon giving written notice to the other party hereto. If applicable, the parties hereto agree to comply with all provisions (as amended) of the Equal Opportunity Clause prescribed in 41 C.F.R. 60-1.4; the Affirmative Action Clause for disabled veterans and veterans of the Vietnam Era prescribed in 41 C.F.R. 60-250.4; the Affirmative Action Clause for Handicapped Workers prescribed in 41 C.F.R. 60-741.4; 48 C.F.R. Chapter 1 Subpart 19.7 regarding Small Business and Small Disadvantaged Business Concerns; 48 C.F.R. Chapter 1 Subpart 20.3 regarding Utilization of Labor Surplus Area Concerns; Executive Order 12138 and regulations thereunder regarding subcontracts to women-owned business concerns; Affirmative Action Complicance Program (41 C.F.R. 60-1.40); annually file SF-100 Employer Information Report (41 C.F.R. 60-1.7); 41 C.F.R. 60-1.8 prohibiting segregated facilities; and the Fair Labor Standards Act of 1938 as amended, all of which are incorporated in this Agreement by reference.

D. Hazard Communication:  Seller shall provide its Material Safety Data Sheet (“MSDS”) to Buyer.  Buyer acknowledges the hazards and risks in handling and using crude oil. Buyer shall read the MSDS and advise its employees, its affiliates, and third parties, who may purchase or come into contact with such crude oil, about the hazards of crude oil, as well as the precautionary procedures for handling said crude oil, which are set forth in such MSDS and any supplementary MSDS or written warning(s) which Seller may provide to Buyer from time to time.

E. Force Majeure: Except for payment due hereunder, either party hereto shall be relieved from liability for failure to perform hereunder for the duration and to the extent such failure is occasioned by war, riots, insurrections, fire, explosions, sabotage, strikes, and other labor or industrial disturbances, acts of God or the elements, governmental laws, regulations, or requests, acts in furtherance of the International Energy Program, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering crude oil tendered, or by any other cause, whether similar or not, reasonably beyond the control of such party. Any such failures to perform shall be remedied with all reasonable dispatch, but neither party shall be required to supply substitute quantities from other sources of supply. Failure to perform due to events of Force Majeure shall not extend the terms of this Agreement.

          Notwithstanding the above, and in the event that the Agreement is an associated purchase/sale, or exchange of crude oil, the parties shall have the rights and obligations described below in the circumstances described below:

          (1) If, because of Force Majeure, the party declaring Force Majeure (the “Declaring Party”) is unable to deliver part or all of the quantity of crude oil which the Declaring Party is obligated to deliver under the Agreement or associated contract, the other party (the “Exchange Partner”) shall have the right but not the obligation to reduce its deliveries of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to deliver.

          (2) If, because of Force Majeure, the Declaring Party is unable to take delivery of part or all of the quantity of crude oil to be delivered by the Exchange Partner under the Agreement or associated contract, the Exchange Partner shall have the right but not the obligation to reduce its receipts of crude oil under the same Agreement or associated contract by an amount not to exceed the number of barrels of crude oil that the Declaring Party fails to take delivery of.

F. Payment: Unless otherwise specified in the Special Provisions of this Agreement, Buyer agrees to make payment against Seller’s invoice for the crude oil purchased hereunder to a bank designated by Seller in U.S. dollars by telegraphic transfer in immediately available funds. Unless otherwise specified in the Special Provisions of this Agreement, payment will be due on or before the 20th of the month following the month of delivery. If payment due date is on a Saturday or New York bank holiday other than Monday, payment shall be due on the preceding New York banking day. If payment due date is on a Sunday or a Monday New York bank holiday, payment shall be due on the succeeding New York banking day.

          Payment shall be deemed to be made on the date good funds are credited to Seller’s account at Seller’s designated bank.

          In the event that Buyer fails to make any payment when due, Seller shall have the right to charge interest on the amount of the overdue payment at a per annum rate which shall be two percentage points higher than the published prime lending rate of Morgan Guaranty Trust Company of New York on the date payment was due, but not to exceed the maximum rate permitted by law.

Effective January 1, 1993
Supersedes November 1983 General Provisions

G.     Financial Responsibility: Notwithstanding anything to the contrary in this Agreement, should Seller reasonably believe it necessary to assure payment, Seller may at any time require, by written notice to Buyer, advance cash payment or satisfactory security in the form of a Letter or Letters of Credit at Buyer’s expense in a form and from a bank acceptable to Seller to cover any or all deliveries of crude oil. If Buyer does not provide the Letter of Credit on or before the date specified in Seller’s notice under this section, Seller or Buyer may terminate this Agreement forthwith. However, if a Letter of Credit is required under the Special Provisions of this Agreement and Buyer does not provide same, then Seller only may terminate this Agreement forthwith in no event shall Seller be obligated to schedule or complete delivery of the crude oil until said Letter of Credit is found acceptable to Seller. Each party may offset any payments or deliveries due to the other party under this or any other agreement between the parties.

          If a party to this Agreement (the “Defaulting Party”) should (1) become the subject of bankruptcy or other insolvency proceedings, or proceedings for the appointment of a receiver, trustee, or similar official. (2) become generally unable to pay its debts as they become due, or (3) make a general assignment for the benefit of creditors, the other party to this Agreement may withhold shipments without notice.

H.     Liquidation:

          (1)     Right to Liquidate. At any time after the occurrence of one or more of the events described in the third paragraph of Section G, Financial Responsibility, the other party to the Agreement (the “Liquidating Party”) shall have the right, at its sole discretion, to liquidate this Agreement by terminating this Agreement. Upon termination, the parties shall have no further rights or obligations with respect to this Agreement, except for the payment of the amount(s) (the “Settlement Amount” or “Settlement Amounts”) determined as provided in Paragraph (3) of this section.

          (2)      Multiple Deliveries. If this Agreement provides for multiple deliveries of one or more types of crude oil in the same or different delivery months, or for the purchase or exchange of crude oil by the parties, all deliveries under this Agreement to the same party at the same delivery location during a particular delivery month shall be considered a single commodity transaction (“Commodity Transaction”) for the purpose of determining the Settlement Amount(s). If the Liquidating Party elects to liquidate this Agreement, the Liquidating Party must terminate all Commodity Transactions under this Agreement.

          (3)      Settlement Amount. With respect to each terminated Commodity Transaction, the Settlement Amount shall be equal to the contract quantity of crude oil, multiplied by the difference between the contract price per barrel specified in this Agreement (the “Contract Price”) and the market price per barrel of crude oil on the date the Liquidating Party terminates this Agreement (the “Market Price”). If the Market Price exceeds the Contract Price in a Commodity Transaction, the selling party shall pay the Settlement Amount to the buying party. If the Market Price is less than the Contract Price in a Commodity Transaction, the buying party shall pay the Settlement Amount to the selling party. If the Market Price is equal to the Contract Price in a Commodity Transaction, no Settlement Amount shall be due.

          (4)      Termination Date. For the purpose of determining the Settlement Amount the date on which the Liquidating Party terminates this Agreement shall be deemed to be (a) the date on which the Liquidating Party sends written notice of termination to the Defaulting Party, if such notice of termination is sent by telex or facsimile transaction, or (b) the date on which the Defaulting Party receives written notice of termination from the Liquidating Party, if such notice of termination is given by United States mail or a private mail delivery service.

          (5)       Market Price. Unless otherwise provided in this Agreement, the Market Price of crude oil sold or exchanged under this Agreement shall be the price for crude oil for the delivery month specified in this Agreement and at the delivery location that corresponds to the delivery location specified in this Agreement, as reported in Platt’s Oilgram Price Report (“Platt’s”) for the date on which the Liquidating Party terminates this Agreement. If Platt’s reports a range of prices for crude oil on that date, the Market Price shall be the arithmetic average of the high and low prices reported by Platt’s. If Platt’s does not report prices for the crude oil being sold under this Agreement, the Liquidating Party shall determine the Market Price of such crude oil in a commercially reasonable manner, unless otherwise provided in this Agreement.

          (6)       Payment of Settlement Amount. Any Settlement Amount due upon termination of this Agreement shall be paid in immediately available funds within two business days after the Liquidating Party terminates this Agreement. However, if this Agreement provides for more than one Commodity Transaction, or if Settlement Amounts are due under other agreements terminated by the Liquidating Party, the Settlement Amounts due to each party for such Commodity Transactions and/or agreements shall be aggregated. The party owing the net amount after such aggregation shall pay such net amount to the other party in immediately available funds within two business days after the date on which the Liquidating Party terminates this Agreement.

          (7)        Miscellaneous. This section shall not limit the rights and remedies available to the Liquidating Party by law or under other provisions of this Agreement. The parties hereby acknowledge that this Agreement constitutes a forward contract for purposes of Section 556 of the U.S. Bankruptcy Code.

I.        Equal Daily Deliveries: For pricing purposes only, unless otherwise specified in the Special Provisions, all crude oil delivered hereunder during any calendar month shall be considered to have been delivered in equal daily quantities during such month.

J.       Exchange Balancing: if volumes are exchanged, each party shall be responsible for maintaining the exchange in balance on a month-to-month basis, as near as pipeline or other transportation conditions will permit. In all events upon termination of this Agreement and after all monetary obligations under this Agreement have been satisfied, any volume imbalance existing at the conclusion of this Agreement of less than 1,000 barrels will be declared in balance. Any volume imbalance of 1,000 barrels or more, limited to the total contract volume, will be settled by the underdelivering party making delivery of the total volume imbalance in accordance with the delivery provisions of this Agreement applicable to the underdelivering party, unless mutually agreed to the contrary. The request to schedule all volume imbalances must be confirmed in writing by one party or both parties. Volume imbalances confirmed by the 20th of the month shall be delivered during the calendar month after the volume imbalance is confirmed. Volume imbalances confirmed after the 20th of the month shall be delivered during the second calendar month after the volume imbalance is confirmed.

Effective January 1, 1993
Supersedes November 1983 General Provisions

K.    Delivery, Title, and Risk of Loss: Delivery, title and risk of loss of the crude oil delivered hereunder shall pass from Seller to Buyer as follows:

        For lease delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the Seller’s lease/unit storage tanks or processing facilities to the Buyer’s carrier. Title to and risk of loss of the crude oil shall pass from Seller to Buyer at the point of delivery.

        For delivery locations other than lease/unit delivery locations, delivery of the crude oil to the Buyer shall be effected as the crude oil passes the last permanent delivery flange and/or meter connecting the delivery facility designated by the Seller to the Buyer’s carrier. If delivery is by in-line transfer, delivery of the crude oil to the Buyer shall be effected at the particular pipeline facility designated in this Agreement Title to and risk of loss of the crude oil shall pass from the Seller to the Buyer upon delivery.

L.    Term: Unless otherwise specified in the Special Provisions, delivery months begin at 7:00 a.m. on the first day of the calendar month and end at 7:00 a.m. on the first day of the following calendar month.

M.    Governing Law: This Agreement and any disputes arising hereunder shall be governed by the laws of the State of Texas.

N.    Necessary Documents: Upon request each party agrees to furnish all substantiating documents Incident to the transaction, including a Delivery Ticket for each volume delivered and an invoice for any month in which the sums are due.

O.    Waiver: No waiver by either party regarding the performance of the other party under any of the provisions of this Agreement shall be construed as a waiver of any subsequent performance under the same or any other provisions.

P.    Assignment: Neither party shall assign this Agreement or any rights hereunder without the written consent of the other party unless such assignment is made to a person controlling, controlled by or under common control of assignor, in which event assignor shall remain responsible for nonperformance.

Q.    Entirety of Agreement: The Special Provisions and these General Provisions contain the entire Agreement of the parties; there are no other promises, representations or warranties. Any modification of this Agreement shall be by written instrument. Any conflict between the Special Provisions and these General Provisions shall be resolved in favor of the Special Provisions. The section headings are for convenience only and shall not limit or change the subject matter of this Agreement .

R.    Definitions: When used in this Agreement, the terms listed below have the following meanings:

        “API” means the American Petroleum Institute.

        “ASME” means the American Society of Mechanical Engineers.

        “ASTM” means the American Society for Testing Materials.

        “Barrel” means 42 U.S. gallons of 231 cubic inches per gallon corrected to 60 degrees Fahrenheit.

        “Carrier” means a pipeline, barge, truck, or other suitable transporter of crude oil.

        “Crude Oil” means crude oil or condensate, as appropriate.

        “Day,” “month,” and “year” mean, respectively, calendar day, calendar month, and calendar year, unless otherwise specified.

        “Delivery Ticket” means a shipping/loading document or documents stating the type and quality of crude oil delivered, the volume delivered and method of measurement the corrected specific gravity, temperature, and S&W content.

        “Invoice” means a statement setting forth at least the following information: The date(s) of delivery under the transaction; the location(s) of delivery; the volume(s); price(s), the specific gravity and gravity adjustments to the price(s) (where applicable); and the term(s) of payment.

        “S&W means sediment and water.

Effective January 1, 1993
Supersedes November 1983 General Provisions